UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2026

TERRA PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-40496	81-0963486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West 28th Street, 12th Floor

New York New York 10001

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
6.00% Notes due 2026	TPTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 – Results of Operations and Financial Condition

On March 12, 2026, Terra Property Trust, Inc. (the “Company”) issued a press release providing certain financial information as of December 31, 2025 relating to the Company and its wholly owned subsidiary Terra Income Fund 6, LLC (“TIF6”) and additional information relating to the Company’s previously announced exchange offers (the “Exchange Offers”) to exchange (i) the Company’s 6.00% Senior Notes due June 30, 2026 (the “TPT Notes”) and (ii) the 7.00% Senior Notes due March 31, 2026 issued by TIF6 (the “TIF6 Notes” and, together with the TPT Notes, the “Existing Notes”) for newly issued 7.00% Senior Secured Notes due 2029 of the Company (the “Exchange Notes”), and the related consent solicitation with respect to the TPT Notes (the “Consent Solicitation”), each as described in the Company’s pre-effective Registration Statement on Form S-4 (File No. 333-293479) (the “Registration Statement”).

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements with respect to the Company. Forward-looking statements are statements that are not descriptions of historical facts and include statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially and in adverse ways from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, without limitation, the following: the Company’s expected financial performance, operating results and the Company’s ability to make distributions to its stockholders in the future; the Company’s expectations concerning its liquidity and capital resources, including the Company’s ability to meet its obligations as they become due, including the Company’s ability to address upcoming maturities of its indebtedness, including the Existing Notes, through cash on hand, the Exchange Offers, any concurrent or future financing transactions, including the terms and conditions (including collateral) of any future financings, cash flow from operations or other sources of liquidity; changes in our investment objectives and business strategy; the Company’s ability to consummate the Exchange Offers and the Consent Solicitation on the proposed terms or on the anticipated timeline, or at all; risks and uncertainties related to obtaining the requisite consents in connection with the Consent Solicitation; the occurrence of any event, change or other circumstance that could give rise to the termination of the Exchange Offers or the Consent Solicitation; risks related to diverting the attention of the Company’s management from ongoing business operations; the ability of the Exchange Notes to be approved for listing on the New York Stock Exchange; the uncertainty of expected future financial performance and results of the Company; general adverse economic and real estate conditions; volatility in the Company’s industry, interest rates and spreads, the debt or equity markets, the general economy or the real estate market specifically, whether the results of market events or otherwise; legislative and regulatory changes, including changes to laws governing the taxation of REITs; changes in interest rates and the market value of the Company’s assets; competition in the real estate industry; changes in accounting principles generally accepted in the U.S.; policies and guidelines applicable to REITs; the availability of financing on acceptable terms or at all; pandemics and other health concerns and the measures intended to prevent their spread; and the potential material adverse effect these matters may have on the Company’s business, results of operations, cash flows and financial condition. Additional information concerning the Company and its business, including additional factors that could materially and adversely affect the Company’s financial results, include, without limitation, the risks described under Part I, Item 1A - Risk Factors, in the Company’s 2024 Annual Report on Form 10-K and in the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”).

Additional Information

This Current Report on Form 8-K does not constitute an offer to buy or the solicitation of an offer to sell any securities. This communication relates to the previously announced Exchange Offers by the Company. The Exchange Offers are being made pursuant to a registration statement on Form S-4 filed by the Company with the SEC on February 13, 2026 (as it may be amended from time to time), which has not yet been declared effective by the SEC, which includes a prospectus relating to the Exchange Offers. These materials contain important information, including the terms and conditions of the Exchange Offers. This communication is not a substitute for the registration statement, prospectus, or any other document the Company has filed or may file with the SEC in connection with the Exchange Offers. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, INCLUDING THE PROSPECTUS CONTAINED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFERS. Copies of the registration statement, prospectus and other documents filed by the Company with the SEC are available free of charge at the SEC’s website at http://www.sec.gov or by visiting the Company’s website at https://www.terrapropertytrust.com/.

Item 9.01 – Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release
104	Cover Page Interactive Data File (formatted as inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA PROPERTY TRUST, INC.

Date: March 12, 2026	By:	/s/ Gregory Pinkus
	Name:	Gregory Pinkus
	Title:	Chief Financial Officer